UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 19, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2025, Momentus Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1
Election of Three Directors

Voting results for the election of directors were as follows:

Momentus Nominees	For	Withheld	Broker Non-Votes
Brian Kabot	1,187,249	112,475	1,272,324
Mitchel B. Kugler	1,212,193	87,531	1,272,324
Kimberly A. Reed	1,205,612	94,112	1,272,324

Accordingly, all three of the Company’s nominees were elected to serve as directors of the Company until the 2028 Annual Meeting of Stockholders and until their respective successors are appointed, elected and qualified.

Proposal 2
Ratification of Appointment of Auditors

Ratification of the appointment of Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was approved by the following vote:

For	Against	Abstain
2,480,176	75,340	16,532

Proposal 3
Warrant Repricing Proposal

Approval of the repricing of certain existing warrants of the Company issued to an institutional investor in a registered direct offering was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
1,240,042	46,370	13,312	1,272,324

Proposal 4
Inducement Warrant Proposal

Approval of the issuance of Class A common stock in connection with the exercise of certain existing inducement warrants was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
1,220,980	65,975	12,769	1,272,324

Proposal 5
Convertible Notes and Warrant Proposal

Approval of the issuance of Class A common stock in connection with the existence of certain existing convertible notes and warrants was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
1,192,400	100,300	7,024	1,272,324

Proposal 6
Conversion Proposal

Approval of the issuance of Class A common stock in connection with the conversion of certain existing Preferred Stock into Class A common stock was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
1,219,559	67,395	12,770	1,272,324

Proposal 7
Equity Incentive Plan Proposal

Approval of an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares available for issuance thereunder was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
1,131,854	161,104	6,766	1,272,324

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits. The exhibits listed on the exhibit index accompanying this Current Report on Form 8-K are furnished herewith.

Exhibit No.	Description
10.1	First Amendment to the 2021 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	May 19, 2025	Title:	Interim Chief Financial Officer